HIGH INCOME
                             ---------------------
                             Opportunity Fund Inc.


                                                                Quarterly Report
                                                               December 31, 1996

---------------------------------
High Income Opportunity Fund Inc.
---------------------------------

Dear Shareholder:

We are pleased to provide you with the quarterly report for the High Income Opportunity Fund Inc. for the three-month period ended December 31, 1996. Over the past three months the Fund paid dividends totaling $0.279 per share. The table below shows the annualized distribution rates and three-month total returns for the Fund based on its December 31, 1996 net asset value (NAV) per share and New York Stock Exchange (NYSE) closing price.


                    Price                 Annualized          Three-Month
                  Per Share            Distribution Rate      Total Return
                -------------          -----------------      ------------
                $11.92 (NAV)                9.36%                4.19%
                $11.50 (NYSE)               9.70%                2.44%

In comparison, closed-end high yield bond funds posted a 3.80% average total return based on NAV during the same time period, according to Lipper Analytical Services, an independent fund tracking organization. Whereas the High Income Opportunity Fund's unleveraged position and relative conservative credit quality had held back its performance throughout the first nine months of 1996, the better quality issues that the Fund emphasizes helped boost the Fund's performance during the three-month period covered by this report.

Market and Economic Overview

The fixed income markets began to rally in the fourth quarter of 1996, with strong performance gains by investment grade and U.S. Treasury bonds. The ongoing slowdown in U.S. economic growth over the past three months, combined with favorable inflation data, helped to bolster the domestic fixed income markets. The bond market rally was also fueled by the Federal Reserve Board's decision to remain on the sidelines, and not raise interest rates. However, since early December, several factors have prevented interest rates from declining further. For example, Federal Reserve Chairman Alan Greenspan's comments about "irrational exuberance" in the financial markets caused a widespread but temporary sell-off. In addition, reports of stronger-than-expected growth in the manufacturing and construction sectors have caused inflation fears to resurface in the bond market.

While the high yield market has generally outperformed the more interest-rate sensitive, longer maturity Treasury and investment grade markets throughout much of 1996, the high yield market's performance lagged that of the other bond markets during the past three months. In particular, the lower quality issues (CCC/Caa and CC/Ca) turned in disappointing performance most likely due to the slowdown in U.S. economic growth and an increasing number of bond defaults in 1996. The most visible defaults or failures in 1996 included Marvel Entertainment, Moblemedia, Anchor Glass, CAI Wireless and MidAmerican West. A number of these issues experienced price declines of between 60% to 80%. Given our relatively conservative investment philosophy, we avoided these issues.

In contrast to the performance of the lower-rated high yield issues, the current steady growth rate of the U.S. economy has been particularly constructive for the better quality high yield issues (BB/Ba and B/B). During the past three months, the performance of better quality issues has exceeded that of the more speculative, lower quality issues. In addition, more investors have become dissatisfied with the modest returns and extreme price swings in the U.S. Treasury market during 1996 and have invested increasing amounts of money into the upper-rated tier of the high yield market for yields of 3% to 4% (300 to 400 basis points) higher than those offered by Treasuries. In fact, during the course of 1996, over $15 billion flowed into high yield bond funds. At the same time, a large number of institutional investors such as insurance companies and municipal and corporate pension fund managers allocated a larger portion of their assets to the high yield market, particularly the better quality issues. In our view, this trend is likely to continue well into 1997 as investors search for higher yielding investment alternatives. However, selectivity has become increasingly more important when picking investment ideas given the high yield market's fully valued levels and the likelihood of an increasing number of bond defaults in 1997.

Portfolio Strategy

Despite the increasing number of disappointments, the outlook for the high yield bond market in 1997 is still positive for a large number of companies that are successfully competing in their markets. These companies tend to be in industries that continue to benefit from new technology. We have found many growth opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the Fund is overweighted in these areas. Some of the issues that we continue to favor include Time Warner, Brooks Fiber, Teleport and Revlon to name a few. All of these companies continue to generate improving results through either increased market share and/or improved cost controls.

We still firmly believe that the better quality high yield issues offer superior risk-adjusted returns and lower default risk relative to lower-rated issues. Considering the trend toward greater industry competition and little pricing power in most sectors of the domestic economy, we believe our prudent approach to high yield investing will generate the most consistent positive returns in 1997. We, therefore, will continue to avoid the sectors of the economy that are experiencing weak consumer spending trends as well as heavy industry competition. In addition, we will continue to place more emphasis on higher quality issues and avoid the weaker, lower-tier issues.

We have experienced a slight rise in our cash reserves as a result of some sector shifting and profit taking. However, we expect to be fully invested within the first quarter of 1997 as we take advantage of a relatively heavy new issue calendar in the coming months. As we become fully invested, we will begin to extend the Fund's average maturity modestly to the 7- to 8-year range from the 5- to 6-year range. This strategy should not be construed as an attempt to time the beneficial effects of falling interest rates, but rather as a reflection of the Fund being fully invested.

Outlook

In our opinion, the U.S. economy will remain in a moderate growth environment at least through the first half of 1997. We expect most consumer sensitive sectors will continue to experience problems as individuals slowly reduce their debt burdens. As a result, we believe there will be a continued increase in default rates among high yield issuers, especially the weaker, more vulnerable companies that are having trouble competing. However, we do remain optimistic on the high yield market's prospects for 1997, particularly among the higher rated issues, and are positioned accordingly.

Given our expectations for modest economic growth with continued low inflation, we remain constructive on the bond market as a whole. Although we expect intermediate- and long-term interest rates to decline over the first half of 1997, there is still the possibility for some market turbulence over the next six months resulting from conflicting or inconclusive economic data.

In closing, that you for investing in the High Income Opportunity Fund Inc. We look forward to continuing to help you achieve your investment goals.

Sincerely,

/s/ Heath B. McLendon                 /s/ John C. Bianchi

Heath B. McLendon                     John C. Bianchi, CFA
Chairman and                          Vice President
Chief Executive Officer

January 15, 1997

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            December 31, 1996
--------------------------------------------------------------------------------
    FACE
   AMOUNT     RATING                   SECURITY                         VALUE
================================================================================
CORPORATE BONDS AND NOTES -- 91.2%
================================================================================
Aerospace/Defense -- 2.5%
$ 6,725,000    BB     Airplanes Pass Through Trust, Corporate
                        Collateralized Mortgage Obligation,
                        Series D, 10.875% due 3/15/19             $  7,418,079
  2,000,000    B+     Hawk Corp., Sr. Notes, 10.250% due 12/1/03     2,060,000
  4,415,000    B      Howmet Corp., Sr. Sub. Notes, 10.000%
                        due 12/1/03                                  4,812,350
  3,700,000    B      Tracor Inc., Sr. Sub. Notes, 10.875%
                        due 8/15/01                                  3,954,375
  2,325,000    B      UNC Inc., Sr. Sub. Notes, 11.000% due 6/1/06+  2,487,750
--------------------------------------------------------------------------------
                                                                    20,732,554
--------------------------------------------------------------------------------
Banks - Savings and Loans -- 1.8%
 13,150,000    B      First Nationwide Holdings, Sr. Notes,
                        12.500% due 4/15/03                         14,628,531
--------------------------------------------------------------------------------
Broadcasting - TV, Cable and Radio -- 25.0%
  1,700,000    NR     All American Communications Inc.,
                        Sr. Sub. Notes, 10.875% due 10/15/01         1,725,500
  3,575,000    B-     Allbritton Communications Corp., Sr.
                        Sub. Debentures, 11.500% due 8/15/04         3,789,500
  8,800,000    CCC+   Australis Holdings, Sr. Sub. Discount
                        Notes, step bond to yield 14.993%
                        due 11/1/02++                                5,192,000
 16,425,000    CCC    Australis Media Ltd., Sr. Sub. Discount
                        Notes, step bond to yield 13.740%
                        due 5/15/03++                                9,362,250
                      Bell Cablemedia, Sr. Discounts Notes:
 16,275,000    BB-      Step bond to yield 14.500% due 7/15/04      14,301,656
  6,125,000    BB-      Step bond to yield 12.770% due 9/15/05       4,961,250
                      Cablevision Systems Corp., Sr. Sub.
                        Debentures:
 10,775,000    B        10.750% due 4/1/04                          11,206,000
 12,950,000    B        9.875% due 2/15/13                          12,820,500
  5,025,000    B        10.500% due 5/15/16                          5,213,438
 12,500,000    B      Comcast UK Cable, Sr. Unsecured Discount
                        Debentures, step bond to yield 11.720%
                        due 11/15/07                                 8,843,750
                      Globopar, Debentures:
  3,500,000    NR       Series A, 9.875% due 12/20/04                3,500,000
  3,500,000    NR       Series B, 10.500% due 12/20/06               3,500,000
  1,000,000    B      Jacor Communications Corp., Sr. Sub. Notes,
                        9.750% due 12/15/06                          1,030,000
 26,100,000    B      Marcus Cable Capital Corp., Sr. Discount
                        Notes, step bond to yield 13.400%
                        due 8/1/04                                  21,206,250
 22,045,000    B      NWCG Holdings, Sr. Discount Notes, zero
                        coupon bond to yield 16.360% due 6/15/99    18,517,800
                      Rogers Cablesystems, Sr. Secured Second
                        Priority:
  4,400,000    BB+      Debentures, 10.000% due 12/1/07              4,642,000
  5,450,000    BB+      Debentures, 9.650% due 1/15/14               3,896,549
  5,400,000    BB-      Sr. Sub. Debentures, 11.000% due 12/1/15     5,832,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1996
--------------------------------------------------------------------------------
    FACE
   AMOUNT     RATING                   SECURITY                         VALUE
================================================================================
Broadcasting - TV, Cable and Radio -- 25.0% (continued)
$10,315,000    BB-    Rogers Communications, Sr. Debentures,
                        10.875% due 4/15/04                       $ 10,856,538
  3,950,000    BB-    SCI Television Inc., Sr. Secured Notes,
                        11.000% due 6/30/05                          4,241,313
  6,350,000    B-     SFX Broadcasting, Sr. Sub. Notes,
                        10.750% due 5/15/06                          6,715,125
 17,575,000    BB     Telewest Communications PLC, Sr. Discount
                        Debentures, step bond to yield 11.470%
                        due 10/1/07                                 12,258,563
 11,550,000    B3*    United International Holdings Inc.,
                        Australia/Pacific, Sr. Discount Notes,
                        step bond to yield 13.920% due 5/15/06       6,121,500
                      United International Holdings Inc.,
                        Sr. Secured Discount Notes.:
  8,300,000    B-         Zero coupon bond to yield 12.300% due
                            11/15/99                                 6,038,250
  6,875,000    B-         Zero coupon bond to yield 12.720% due
                            11/15/99                                 5,001,563
                      Videotron Holdings PLC:
  5,425,000    B+       Sr. Discount Notes, step bond to yield
                          12.440% due 8/15/05                        4,394,250
  4,250,000    BB+      Sr. Sub. Notes, 10.250% due 10/15/02         4,547,500
  2,600,000    BB+    Videotron (Le Groupe), Sr. Notes, 10.625%
                        due 2/15/05                                  2,886,000
  1,900,000    B-     Wireless One Inc., Sr. Notes, 13.000% due
                        10/15/03                                     1,809,750
  2,650,000    B      Young Broadcasting, Sr. Sub. Notes,
                        11.750% due 11/15/04                         2,908,375
--------------------------------------------------------------------------------
                                                                   207,319,170
--------------------------------------------------------------------------------
Building/Construction -- 0.3%
  2,650,000    BB-    American Standard Inc., Sr. Debentures,
                        11.375% due 5/15/04                          2,862,000
--------------------------------------------------------------------------------
Chemicals -- 4.4%
  6,725,000    B-     Haynes International Inc., Sr. Notes,
                        11.625% due 9/1/04                           7,094,875
                      NL Industries, Sr. Secured Notes:
  5,950,000    B        11.750% due 10/15/03                         6,321,875
  6,375,000    B        Step bond to yield 12.260% due 10/15/05      5,498,438
  5,975,000    BB     Pt. Polysindo Eka Perkasa, Sr. Secured Notes,
                        13.000% due 6/15/01                          6,706,938
  7,350,000    B+     Terra Industries, Inc., Sr. Notes, 10.500%
                        due 6/15/05                                  8,020,688
  2,350,000    B      Texas Petrochemical Corp., Sr. Sub. Notes,
                        11.125% due 7/1/06+                          2,532,125
--------------------------------------------------------------------------------
                                                                    36,174,939
--------------------------------------------------------------------------------
Consumer Durables -- 2.0%
 20,025,000    B+     International Semi-Tech, Sr. Secured
                        Discount Notes, step bond to yield
                        13.560% due 8/15/03                         13,166,438
  3,104,000    B-     TAG-Heuer International Inc., Sr. Sub.
                        Notes, 12.000% due 12/15/05                  3,585,120
--------------------------------------------------------------------------------
                                                                    16,751,558
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1996
--------------------------------------------------------------------------------
    FACE
   AMOUNT     RATING                   SECURITY                         VALUE
================================================================================
Diversified - Conglomerate Manufacturing -- 2.2%
$ 3,000,000    B-     Alvey Systems Inc., Sr. Sub. Notes,
                        11.375% due 1/31/03                       $  3,165,000
                      Interlake Corp.:
  1,250,000    B-       Sr. Notes, 12.000% due 11/15/01              1,346,875
  4,325,000    B3*      Sr. Sub. Debentures, 12.125% due 3/1/02      4,476,375
  4,500,000    B2*    Intertek Finance PLC, 10.250% due 11/1/06      4,668,750
  3,725,000    B      Unifrax Investment Corp., Sr. Notes,
                        10.500% due 11/1/03                          3,860,030
--------------------------------------------------------------------------------
                                                                    17,517,030
--------------------------------------------------------------------------------
Diversified - Conglomerate Services -- 0.5%
  3,925,000    B-     Outsourcing Solutions, Sr. Sub. Notes,
                        11.000% due 11/1/06                          4,131,063
--------------------------------------------------------------------------------
Electric Utilities -- 1.2%
  7,275,000    B      Calpine Corp., Sr. Notes, 10.500% due
                        5/15/06+                                     7,738,781
  2,055,918    BB-    Midland Cogeneration Venture Limited
                        Partnership, Midland Funding, Debentures,
                        Sr. Secured Lease Obligation Bond,
                        Series C, 10.330% due 7/23/02                2,202,402
--------------------------------------------------------------------------------
                                                                     9,941,183
--------------------------------------------------------------------------------
Electrical Equipment -- 0.4%
  3,400,000    B      Goss Graphic Systems, Sr. Sub. Notes,
                        12.000% due 10/15/06                         3,476,500
--------------------------------------------------------------------------------
Electronics - Computers -- 3.5%
  4,225,000    B      Celestica International, Sr. Sub. Notes,
                        10.500% due 12/31/06                         4,452,094
  4,725,000    B-     Graphic Controls Corp., Sr. Sub. Notes,
                        12.000% due 9/15/05                          5,244,750
                      Unisys Corp., Sr. Notes:
  7,925,000    B+       12.000% due 4/15/03                          8,450,031
 10,200,000    B+       11.750% due 10/15/04                        10,863,000
--------------------------------------------------------------------------------
                                                                    29,009,875
--------------------------------------------------------------------------------
Food -- 1.2%
  3,350,000    B-     International Home Foods, Sr. Sub. Notes,
                        10.375% due 11/1/06                          3,484,000
  3,825,000    BB-    TLC Beatrice Inc., Sr. Secured Notes,
                        11.500% due 10/1/05                          4,064,063
  2,335,000    B-     Van de Kamp Inc., Sr. Sub. Notes,
                        12.000% due 9/15/05                          2,586,013
--------------------------------------------------------------------------------
                                                                    10,134,076
--------------------------------------------------------------------------------
Grocery - Convenience Stores -- 1.4%
        441    B-     Kash-N-Karry, Sr. Notes, 11.500% due 2/1/03          446
                      Pathmark Stores Inc., Sub. Notes:
  3,750,000    B-       11.625% due 6/15/02                          3,843,750
  7,485,000    B-       12.625% due 6/15/02                          7,765,688
--------------------------------------------------------------------------------
                                                                    11,609,884
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1996
--------------------------------------------------------------------------------
    FACE
   AMOUNT     RATING                   SECURITY                         VALUE
================================================================================
Healthcare -- 3.1%
$ 6,600,000    B      Magellan Health Services, Sr. Sub. Notes,
                        11.250% due 4/15/04                       $  7,309,500
 17,147,000    B-     OrNda Healthcorp, Sr. Sub. Notes,
                        12.250% due 5/15/02                         18,282,989
--------------------------------------------------------------------------------
                                                                    25,592,489
--------------------------------------------------------------------------------
Hotels, Casinos and Gaming -- 2.6%
  2,500,000    B      Aztar Corp., Sr. Sub. Notes, 13.750%
                        due 10/1/04                                  2,675,000
  5,375,000    B-     Courtyard by Marriott, Sr. Secured Notes,
                        10.750% due 2/1/08                           5,710,938
  5,125,000    NR     Mohegan Tribal Gaming Authority, Sr.
                        Secured Notes, 13.500% due 11/15/02          6,662,500
  5,750,000    B      Showboat Inc., Sr. Sub. Notes, 13.000%
                        due 8/1/09                                   6,440,000
--------------------------------------------------------------------------------
                                                                    21,488,438
--------------------------------------------------------------------------------
Leisure -- 0.8%
  2,834,285    NR     Gillett Holdings, Inc., Sr. Sub. Notes,
                        12.250% due 6/30/02                          2,983,085
  3,985,000    B      Remington Arms Co., Inc., Sr. Sub. Notes,
                        9.500% due 12/1/03 (Current penalty
                        coupon 10.000%)+                             3,362,344
--------------------------------------------------------------------------------
                                                                     6,345,429
--------------------------------------------------------------------------------
Metals and Mining -- 4.6%
    451,000    B      Algoma Steel Inc., Sr. Secured Notes,
                        12.375% due 7/15/05                            485,547
  3,825,000    B-     Commonwealth Aluminum Co., Sr. Sub. Notes,
                        10.750% due 10/1/06+                         3,939,750
  5,500,000    B-     Ivex Holdings Corp., Sr. Discount
                        Debentures, step bond to yield
                        12.790% due 3/15/05                          4,262,500
 18,075,000    B-     Kaiser Aluminum and Chemical, Sr. Sub.
                        Notes, 12.750% due 2/1/03                   19,362,844
  3,600,000    B      Russel Metals, Sr. Notes, 10.250%
                        due 6/15/00                                  3,672,000
  5,495,000    BB-    UCAR Global Enterprises Inc., Sr. Sub.
                        Notes, 12.000% due 1/15/05                   6,360,463
--------------------------------------------------------------------------------
                                                                    38,083,104
--------------------------------------------------------------------------------
Oil and Natural Gas -- 5.3%
  7,250,000    B+     Clark USA Inc., Sr. Notes, 10.875%
                        due 12/1/05                                  7,540,000
  6,650,000    BB-    Global Marine, Sr. Secured Notes,12.750%
                        due 12/15/99                                 7,165,375
  3,725,000    B+     Kelley Oil & Gas Corp., Sr. Guaranteed
                        Notes, 10.375% due 10/15/06                  3,874,000
  7,800,000    B+     Parker Drilling, Debentures, 9.750% due
                        11/15/06                                     8,229,000
  6,950,000    B+     R&M Clark Holdings, Sr. Notes, zero coupon
                        bond to yield 10.400% due 2/15/00            4,995,313
  6,025,000    BB-    Santa Fe Energy Resources, Sr. Sub.
                        Debentures, 11.000% due 5/15/04              6,717,875

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1996
--------------------------------------------------------------------------------
    FACE
   AMOUNT     RATING                   SECURITY                         VALUE
================================================================================
Oil and Natural Gas -- 5.3% (continued)
$ 4,325,000    B      United Meridian Corp., Sr. Sub. Guaranteed
                        Notes, 10.375% due 10/15/05               $  4,752,094
--------------------------------------------------------------------------------
                                                                    43,273,657
--------------------------------------------------------------------------------
Packaging and Containers -- 0.8%
  2,000,000    B+     Container Corp. of America, Sr. Notes,
                        11.250% due 5/1/04                           2,170,000
  1,950,000    B-     Gaylord Container Corp., Sr. Sub.
                        Debentures, 12.750 due 5/15/05               2,145,000
  1,825,000    B      Spinnaker Industries, Sr. Secured Notes,
                        10.750% due 10/15/06                         1,888,875
--------------------------------------------------------------------------------
                                                                     6,203,875
--------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 4.4%
  4,502,000    NR     American Pad & Paper Co., Sr. Sub.
                        Notes, 13.000% due 11/15/05@                 5,301,105
 14,875,000    BB     Indah Kiat International Finance Co.,
                        Secured Notes, 11.875% due 6/15/02          16,343,906
  6,425,000    B+     SD Warren Corp., Sr. Sub. Notes, 12.000%
                        due 12/15/04                                 6,955,063
  6,415,000    BB     Tjiwi Kimia Industries, Sr. Guaranteed Notes,
                        13.250% due 8/1/01                           7,305,081
--------------------------------------------------------------------------------
                                                                    35,905,155
--------------------------------------------------------------------------------
Personal Care Products - Cosmetics -- 2.8%
  3,500,000    B3*    Revlon Consumer Products Corp., Sr.
                        Sub. Notes, 10.500% due 2/15/03              3,683,750
 22,735,000    B-     Revlon Worldwide Corp., Sr. Secured
                        Discount Notes, zero coupon bond to
                        yield 23.540% due 3/15/98                   19,608,938
--------------------------------------------------------------------------------
                                                                    23,292,688
--------------------------------------------------------------------------------
Pollution Control - Waste Removal -- 0.5%
  3,925,000    B+     Allied Waste North America, Sr. Sub. Notes,
                        10.250% due 12/01/06                         4,140,875
--------------------------------------------------------------------------------
Real Estate Development - REITS -- 1.0%
  7,225,000    BB-    Trizec Finance, Sr. Notes, 10.875%
                        due 10/15/05                                 8,001,688
--------------------------------------------------------------------------------
Retail -- 1.0%
  7,400,000    B+     Barnes and Noble, Sr. Sub. Notes, 11.875%
                        due 1/15/03                                  8,121,500
--------------------------------------------------------------------------------
Telecommunications -- 16.0%
                      Brooks Fiber Properties, Sr. Discount Notes:
  5,825,000    NR       Step bond to yield 10.875% due 3/1/06        3,902,750
  3,500,000    NR       Step bond to yield 12.930% due 3/1/06        2,345,000
 16,425,000    NR       Step bond to yield 11.875% due 11/1/06      10,512,000
 16,700,000    B3*    Clearnet Communications Inc., Sr. Discount
                        Notes, step bond to yield 15.030%
                        due 12/15/05                                10,896,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1996
--------------------------------------------------------------------------------
    FACE
   AMOUNT     RATING                   SECURITY                         VALUE
================================================================================
Telecommunications -- 16.0% (continued)
$ 3,600,000    NR     Colt Telecommunications Group PLC Units,
                        step bond to yield 12.000% due 12/15/06   $  2,160,000
                      Dial Call Communications, Inc., Sr.
                        Discount Notes:
  4,950,000    CCC-     Step bond to yield 15.430% due 4/15/04       3,570,188
  7,750,000    NR       Step bond to yield 13.050% due 12/15/05      5,270,000
  3,950,000    B+     Fonorola Inc., Sr. Secured Notes, 12.500%
                        due 8/15/02                                  4,325,250
 15,025,000    NR     Intelcom Group Inc., Sr. Discount Notes,
                        step bond to yield 12.440% due 5/1/06+       9,841,375
 12,500,000    B-     Intermedia Communications of Florida,
                        Sr. Discount Unsecured Notes, step
                        bond to yield 12.430% due 5/15/06            8,500,000
 13,725,000    B-     Millicom International Cellular S.A.,
                        Sr. Discount Notes, step bond to yield
                        13.490% due 6/1/06+                          8,509,500
 16,950,000    CCC-   Nextel Communications, Sr. Discount Notes,
                        step bond to yield 12.790% due 8/15/04      11,568,375
  7,550,000    NR     Nextlink Communications, Sr. Notes,
                        12.500% due 4/15/06+                         8,097,375
  6,250,000    CCC+   Omnipoint Corp., Sr. Notes, 11.625%
                        due 8/15/06+                                 6,531,250
  9,450,000    NR     Pagemart Inc., Sr. Discount Notes, step
                        bond to yield 14.210% due 11/1/03            7,536,375
  5,500,000    NR     Pagemart Nationwide, Inc., Sr. Discount
                        Notes, step bond to yield 14.950%
                        due 2/1/05+                                  3,712,500
  2,050,000    B-     Phonetel Technologies, Sr. Notes, 12.000%
                        due 12/15/06                                 2,126,875
  3,225,000    B      Pricellular Wireless, Sr. Notes, 10.750%
                        due 11/1/04                                  3,378,188
  5,050,000    NR     RSL Communications Ltd., Units, 12.250%
                        due 11/15/06                                 5,075,250
  9,375,000    B      Teleport Communications Group Inc., Sr.
                        Discount Notes, zero coupon bond to
                        yield 11.310% due 7/1/07                     6,480,469
  5,750,000    CCC+   USA Mobile Communication Holdings, Inc.,
                        Sr. Notes, 14.000% due 11/1/04               6,526,250
--------------------------------------------------------------------------------
                                                                   130,865,720
--------------------------------------------------------------------------------
Textiles - Apparel -- 0.4%
  2,900,000    B+     Pillowtex Corp., Sr. Sub. Notes,
                        10.000% due 11/15/06                         3,023,250
--------------------------------------------------------------------------------
Tobacco -- 0.7%
  5,075,000    B      Consolidated Cigar Acquisition Corp., Sr. Sub. Notes,
                        10.500% due 3/1/03                           5,335,083
--------------------------------------------------------------------------------
Transportation -- 0.8%
  6,200,000    BB-    Sea Containers Limited, Sr. Sub. Debentures,
                        12.500% due 12/1/04                          6,851,000
--------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $722,018,144)                       750,812,314
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1996
--------------------------------------------------------------------------------

     SHARES                            SECURITY                         VALUE
================================================================================
PREFERRED STOCKS -- 4.6%
================================================================================
Healthcare - Pharmaceuticals -- 0.6%
    210,825           Foxmeyer Health Corp., Series A,
                        Payment-in-kind, Exchangeable $4.20          1,871,077
      2,900           Fresensius Medical Care, Exchangeable 9.000%   2,950,750
--------------------------------------------------------------------------------
                                                                     4,821,827
--------------------------------------------------------------------------------
Publishing -- 1.9%
      1,565           K-III Communications Corp., Series B,
                        Exchangeable 11.625%                           158,162
     14,305           Time Warner Inc., Series K,
                        Exchangeable 10.250%                        15,539,751
--------------------------------------------------------------------------------
                                                                    15,697,913
--------------------------------------------------------------------------------
Telecommunications -- 2.1%
     14,354           PanAmSat Corp., Series A, Exchangeable
                        $12.875                                     17,512,384
--------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCKS
                      (Cost -- $39,678,753)                         38,032,124
================================================================================
CONVERTIBLE PREFERRED STOCKS -- 1.1%
================================================================================
Automobiles and Trucking -- 1.1%
    164,400           Navistar International, Series G,
                      Convertible $6.00 (Cost -- $8,828,280)         9,288,600
================================================================================
COMMON STOCKS -- 0.0%
================================================================================
Communications -- 0.0%
     20,125           Pagemart Nationwide Inc. (Cost -- $0)            140,875
================================================================================
FOREIGN COMMON STOCKS -- 0.2%
================================================================================
Metals and Mining -- 0.2%
    325,231           Algoma Steel Inc. (Cost -- $1,627,638)         1,660,916
================================================================================
WARRANTS -- 0.1%
     55,110           Clearnet Communications Inc., Expires 9/15/05    234,218
     32,800           DeGeorge Financial Corp., Expires 4/1/97             328
     11,959           Nextel Communications, Inc., Expires 12/15/98+       120
      6,575           Nextel Communications, Inc., Expires 4/25/99+         66
     43,470           Pagemart Inc., Expires 12/31/03                  195,615
      8,175           SD Warren Corp., Expires 12/5/06                 106,275
      5,700           Wireless One Inc., Expires 10/15/03               28,500
--------------------------------------------------------------------------------
                      TOTAL WARRANTS
                      (Cost -- $341,931)                               565,122
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1996
--------------------------------------------------------------------------------
    FACE
   AMOUNT                              SECURITY                         VALUE
================================================================================
REPURCHASE AGREEMENT -- 2.8%
$23,411,000           Chase Manhattan Corp., 6.606% due 1/2/97;
                      Proceeds at maturity -- $23,419,452;
                      (Fully collateralized by U.S. Treasury
                      Notes, 5.875% due 10/31/98;
                      Market value -- $23,907,760)
                      (Cost -- $23,411,000)                         23,411,000
================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $795,905,746*)                     $823,910,951
================================================================================
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
++   Security issued with attached warrants.
@    Security formerly known as Williamhouse-Regency.
*    Aggregate cost for Federal income tax purposes is substantially the same.

   See page 12 for definition of ratings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Description of Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Services ("Standard &Poor's") except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B  -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and CCC speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C      -- The rating "C" is reserved for income bonds on which no interest is being paid.
D      -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's -- Numerical modifiers 1,2 and 3 may be applied to each generic rating from "Baa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Baa    -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba     -- Bonds that are rated "Ba" are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B      -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa    -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca     -- Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C      -- Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $795,905,746)                    $ 823,910,951
  Interest receivable                                                11,793,137
--------------------------------------------------------------------------------
  Total Assets                                                      835,704,088
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                   2,128,650
  Management fees payable                                               806,622
  Accrued expenses                                                      310,722
--------------------------------------------------------------------------------
  Total Liabilities                                                   3,245,994
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 832,458,094
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      69,858
  Capital paid in excess of par value                               871,919,590
  Undistributed net investment income                                 1,834,826
  Net realized loss from security transactions and options          (69,371,385)
  Net unrealized appreciation of investments                         28,005,205
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.92 a share on 69,858,000 shares
of $0.001 par value outstanding; 500,000,000 shares authorized)   $ 832,458,094
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Three Months Ended December 31, 1996

INVESTMENT INCOME:
  Interest                                                           $22,415,133
  Dividends                                                              965,633
--------------------------------------------------------------------------------
  Total Investment Income                                             23,380,766
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                             2,370,759
  Shareholder communication fees                                          76,419
  Shareholder and system servicing fees                                    7,778
  Custody                                                                  7,614
  Audit and legal                                                          7,038
  Directors' fees                                                          2,899
  Pricing                                                                  2,700
  Other                                                                   19,271
--------------------------------------------------------------------------------
  Total Expenses                                                       2,494,478
--------------------------------------------------------------------------------
Net Investment Income                                                 20,886,288
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 6):
  Realized Gain From:
    Security transactions (excluding short-term securities)              543,200
    Options purchased                                                    444,545
--------------------------------------------------------------------------------
  Net Realized Gain                                                      987,745
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                               16,669,968
    End of period                                                     28,005,205
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             11,335,237
--------------------------------------------------------------------------------
Net Gain on Investments and Options                                   12,322,982
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $33,209,270
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Three Months Ended December 31, 1996 (unaudited) and the Year Ended September 30, 1996

                                                    December 31     September 30
================================================================================
OPERATIONS:
  Net investment income                           $  20,886,288   $  79,771,854
  Net realized gain                                     987,745         918,351
  Increase in net unrealized appreciation            11,335,237      13,960,981
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             33,209,270      94,651,186
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (19,490,382)    (77,961,528)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                   (19,490,382)    (77,961,528)
--------------------------------------------------------------------------------
Increase in Net Assets                               13,718,888      16,689,658

NET ASSETS:
  Beginning of period                               818,739,206     802,049,548
--------------------------------------------------------------------------------
  End of period*                                  $ 832,458,094   $ 818,739,206
================================================================================
* Includes undistributed net investment
  income of:                                      $   1,834,826   $     438,920
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount or minus amortized premium, which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence (f) interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1996, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $1,162,180 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment manager of the Fund. The Fund pays SBMFM a management fee calculated at the annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     All officers and two Directors of the Fund are employees of Smith Barney Inc., another subsidiary of SBH.

     3. INVESTMENTS

     During the three months ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                       $159,342,172
--------------------------------------------------------------------------------
Sales                                                            138,974,836
================================================================================

     At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                    $64,660,570*
Gross unrealized depreciation                                    (36,655,365)*
--------------------------------------------------------------------------------
Gross unrealized appreciation                                    $28,005,205 *
================================================================================
* Substantially the same for Federal income tax purposes.

     4. CAPITAL LOSS CARRYFORWARD

     At September 30, 1996, the Fund had, for Federal tax purposes, approximately $69,656,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                                                   2003              2004
================================================================================
Carryforward Amounts                            $31,540,000       $38,116,000
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     5. FUTURES CONTRACTS

     Initial margin deposits are made upon entering into futures contracts and are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 1996, the Fund had no open futures contracts.

     6. OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased options expires, the Fund will realized a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of December 31, 1996, the Fund had no open purchased call or put option contracts.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     During the period ended December 31, 1996, the Fund had not written any call or put options.

     7. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                               1996(1)       1996        1995        1994(2)(3)
===============================================================================================
Net Asset Value, Beginning of Period       $  11.72      $  11.48    $  11.20    $  12.50
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.30          1.14        1.14        1.01*
  Net realized and unrealized gain (loss)      0.18          0.22        0.28       (1.30)
-----------------------------------------------------------------------------------------------
Total Income (Loss) from Operations            0.48          1.36        1.42       (0.29)
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.28)        (1.12)      (1.12)      (1.01)
  Overdistribution of net
  investment income                            --            --         (0.00)#      --
  Capital                                      --            --         (0.02)       --
-----------------------------------------------------------------------------------------------
Total Distributions                           (0.28)        (1.12)      (1.14)      (1.01)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $  11.92      $  11.72    $  11.48    $  11.20
-----------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value                        2.44%++      21.08%       9.90%      (7.33)%++
-----------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value                     4.19%++      12.86%      13.99%      (2.31)%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $832,458      $818,739    $802,050    $782,524
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.21%+        1.21%       1.20%       1.15%+*
  Net investment income                       10.10+         9.85       10.02        9.09+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          18%           73%         59%         69%
-----------------------------------------------------------------------------------------------
Market Price, End of Period                $ 11.500      $ 11.500    $ 10.500    $ 10.625
===============================================================================================

(1)  For the three months ended December 31, 1996 (unaudited).
(2) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.
(3)  Based on the weighted average shares outstanding for the period.
* The Manager waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 1.21% (annualized).
#    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
 Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                         Income      Dividend
                            NYSE        Net Asset       Dividend   Reinvestment
                       Closing Price*     Value           Paid         Price
================================================================================
1995
  January 24               $10.25        $10.73          $0.096      $10.520
  February 21               10.75         10.98           0.096       10.979
  March 21                  10.88         11.09           0.096       11.020
  April 25                  10.94         11.26           0.096       11.083
  May 23                    11.00         11.41           0.096       11.005
  June 23                   10.88         11.33           0.096       10.781
  July 28                   10.63         11.51           0.093       10.748
  August 25                 10.75         11.46           0.093       10.769
  September 29              10.50         11.48           0.093       10.844
  October 27                10.63         11.53           0.093       10.888
  November 24               10.63         11.48           0.093       10.730
  December 26               10.50         11.55           0.093       10.751
1996
  January 23                11.00         11.68           0.093       11.339
  February 20               11.13         11.85           0.093       11.242
  March 26                  11.13         11.62           0.093       11.135
  April 23                  11.00         11.56           0.093       11.010
  May 28                    10.81         11.62           0.093       10.880
  June 25                   10.69         11.48           0.093       11.020
  July 23                   11.13         11.44           0.093       11.270
  August 27                 11.25         11.47           0.093       11.300
  September 24              11.13         11.61           0.093       11.430
  October 22                11.38         11.65           0.093       11.375
  November 25               11.25         11.77           0.093       11.375
  December 23               11.38         11.84           0.093       11.490
================================================================================
* In December 1995, the valuation date was changed from payable date to record date.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc., as plan agent (the "Plan Agent"), in additional shares of its Common Stock (the "Common Shares") as provided below unless a stockholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

The automatic reinvestment of distributions does not relieve participants of any Federal income tax that may be payable on such distributions.

The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 30 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all Shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 9134, Boston, MA 02205-9134.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

--------------------------------------------------------------------------------
     HIGH INCOME
---------------------                           [Artwork]
Opportunity Fund Inc.
--------------------------------------------------------------------------------

DIRECTORS
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
Smith Barney Mutual Funds
Management Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is sent to the shareholders
of the High Income Opportunity Fund
Inc. for their information. It is not a
Prospectus, circular or representation
intended for use in the purchase or
sale of shares of the Fund or of any
securities mentioned in the report.

         HIO                                   High Income Opportunity Fund Inc.
        Listed                                 388 Greenwich Street
         NYSE                                  New York, New York 10013
THE NEW YORK STOCK EXCHANGE
                                               FD0850 2/97